IAT Multimedia, Inc., Geschaftshaus Wasserschloss                 [LOGO]
Aarestrasse 17, CH-5300 Vogelsang-Turgi                            IAT
Telefon +41 56 223 50 22, Fax +41 56 223 50 23            ----------------------
                                                          THE ELECTRONIC MEETING

IAT MULTIMEDIA
2911 ST. ANDREWS
RICHARDSON, TX 75082
(972) 699-8921
ATTN: TOM WEISMAN
OKI SEMICONDUCTOR
785 North Mary Avenue, Sunnyvale,
California, 94086


OKI SEMICONDUCTOR GATE ARRAY, STANDARD CELL, MACROCELL PRODUCTS DEVELOPMENT AND PURCHASE AGREEMENT.

This letter is considered as an ANNEX to the OKI SEMICONDUCTOR GATE ARRAY, STANDARED CELL, MACROCELL PRODUCTS DEVELOPMENT AND PURCHASE AGREEMENT entered into June 1997 between Precision Digital Images, Inc. and OKI SEMICONDUCTOR. It regulates only the payment of the NRE and payment and delivery of the first 5,000 chips.

Statement:

"IAT will guaranty for payment of the NRE of $80,000 on standard credit terms for the ASIC contract between PDI and OKI Semiconductor upon invoice from PDI to IAT, payable directly to OKI. IAT will further guarantee payment of the first 5,000 chips produced under this contract, within 30 days of invoice, in the event PDI is unable to meet its payment obligations."

In case PDI is unable to meet its payment obligations, the guarantee payment of the first 5,000 chips produced under that agreement is valid under the following conditions:

o    The delivery address for the first 100 chips is PDI.

o    The delivery address for the remaining 4900 is IAT MULTIMEDIA.

o    The price per chip payable by IAT is the cost price of PDI.

o    The ASIC is tested and running according to its specification.

IAT Multimedia, Inc., Geschaftshaus Wasserschloss                 [LOGO]
Aarestrasse 17, CH-5300 Vogelsang-Turgi                            IAT
Telefon +41 56 223 50 22, Fax +41 56 223 50 23            ----------------------
                                                          THE ELECTRONIC MEETING

* In case PDI is unable to deliver the ASIC chips to IAT or PDI is bankrupted, IAT will be able to purcase ASIC chips directly from OKI on the same terms and conditions as in the above referred agreement.

IAT Mulumedia, Inc.                       Precision Digital Images Corporation
("IAT")                                   ("PDI")


/s/  Viktor Vogt                          /s/ G. Wayne Smith
------------------------------            ------------------------------------
By (Sign)                                 By (Sign)


Dr. VIKTOR VOGT                           G. Wayne Smith
------------------------------            ------------------------------------
Name (Print)                              Name (Print)


CEO                                       CEO
------------------------------            ------------------------------------
Title                                     Title


5/June/97                                 5 June 1997
------------------------------            ------------------------------------
Date                                      Date


Signature of OKI Semicontuctor concerning the paragraph with the "*".


/s/ Jamshed Qamar
------------------------------
By (Sign)


Jamshed Qamar
------------------------------
Name (Print)


Director & GM of ASBU
------------------------------
Title


July 31, 1997
------------------------------
Date


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
785 NORTH MARY AVENUE - SUNNYVALE, CA 94086-2909 o PHONE (408) 720-1900                             INVOICE
                                                   ---------------------------------------------------------------------------------
                                                   INVOICE NO.                                             AIRWAY BILL NO.
                                                     213447                    RI                            BILLING ONLY
                                                   ---------------------------------------------------------------------------------
OKI Semiconductor                                  INVOICE DATE                SHIPPED DATE                CARRIER NAME
                                                   07/09/97                    07/09/97                      FED-X P1-NEXT DAY B
                                                   ---------------------------------------------------------------------------------
                                                   SO NUMBER                   PACKING SLIP NO.
                                                     505419 SO                   14283
                                                   --------------------------------------------

BILL TO:                                               SHIP TO:
         170000                                                  170000
PRECISION DIGITAL IMAGES                               PRECISION DIGITAL IMAGES
8520 154TH AVENUE N.E.                                 8520 154TH AVENUE N.E.
REDMOND WA 98052                                       REDMOND WA 98052

------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER P.O. NO.          TERMS                    F.O.B.                 REF NO.        REP NAME         REFERENCE (SPSSL NO.)
97214                      UPON INVOICE REC.        FOB-SHIPPING PO        1003           ELECTRA 100
------------------------------------------------------------------------------------------------------------------------------------
M NO.                  PART NUMBER                      CUSTOMER PART NO.         U/M       QUANTITY       UNIT PRICE      EXTENSION
------------------------------------------------------------------------------------------------------------------------------------
1.001         IC-SK (NRE 30R0440-014)                                             EA        S      1        40,000.00      40,000.00
              * BILLING ONLY*
              NRE 50%


OKI
Semiconductor
-----------------------------------------------
785 North Mary Avenue        Phone: [ILLEGIBLE]
Sunnyvale, CA 94086-2909     FAX: [ILLEGIBLE]

Juana Mendoza
Sales Administrator
(408) 737-6303
E-mail: mendoza@okisemi.com


                                                  Please Remit To. . . OKI SEMICONDUCTOR                   SUB TOTAL       40,000.00
                                                                       785 NORTH MARY AVENUE               -------------------------
                                                                       SUNNYVALE CA 94086                  SALES TAX            0.00